UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2013

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(214) 905-5145
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On March 14, 2013, ULURU Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “SPA”) with Kerry P. Gray, the Company’s Chairman, President, and Chief Executive Officer and Terrance K. Wallberg, the Company’s Vice President and Chief Financial Officer (collectively, the “Investors”) relating to an equity investment of $440,000 by the Investors for 1,100,000 shares of our common stock, par value $0.001 per share (the “Shares”) and warrants to purchase up to 660,000 shares of our common stock (the “Warrants”).  Under the SPA, the purchase and sale of the Shares and Warrants will take place at four closings over the next twelve months, with $88,000 being funded at the initial closing under the SPA, $110,000 being funded on the four-month anniversary of the initial closing, $132,000 being funded on the eight-month anniversary of the initial closing, and $110,000 being funded on the one-year anniversary of the initial closing.  The Warrants have a fixed exercise price of $0.60 per share, become exercisable in tranches on each of the four funding dates, and expire on the five-year anniversary of the initial closing.

The descriptions of terms and conditions of the SPA and the Warrants herein are not complete and are qualified in their entirety by the full text of the SPA, which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the Warrants, which are attached hereto as Exhibit 4.1 and Exhibit 4.2 and each incorporated by reference herein.

Item 3.02	Unregistered Sale of Equity Securities

The information in Item 1.01 is incorporated herein by reference.  The Shares, the Warrants, and the shares of common stock issuable upon exercise of the Warrants are being issued in reliance upon the exemptions for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), based upon the following: (a) each of the investors confirmed that he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act, and  had such background education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the investors were provided with certain disclosure materials and all other information requested with respect to the Company; (d) the investors acknowledged that the securities being purchased were “restricted securities” for purposes of the Securities Act and agreed to transfer the underlying securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) the Shares and Warrants are subject to restrictions on transfer, and restrictive legends will be placed on the Shares and the shares of common stock issuable upon exercise.

Item 7.01	Regulation FD Disclosure

On March 15, 2013, the Company issued a press release announcing the execution of the Securities Purchase Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
4.1	Common Stock Purchase Warrant issued to Kerry P. Gray, dated March 14, 2013.
4.2	Common Stock Purchase Warrant issued to Terrance K. Wallberg, dated March 14, 2013.
10.1	Securities Purchase Agreement, dated March 14, 2013 by and between ULURU Inc. and the purchasers’ party thereto.
99.1	Press Release issued by ULURU Inc. dated March 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: March 15, 2013	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer

Exhibit Index

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
4.1	Common Stock Purchase Warrant issued to Kerry P. Gray, dated March 14, 2013.
4.2	Common Stock Purchase Warrant issued to Terrance K. Wallberg, dated March 14, 2013.
10.1	Securities Purchase Agreement, dated March 14, 2013 by and between ULURU Inc. and the purchasers’ party thereto.
99.1	Press Release issued by ULURU Inc. dated March 15, 2013.